UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 6, 2014

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 6, 2014, Muriel W. Sheubrooks retired as a director, pursuant to the retirement policy of the Board of Directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 6, 2014, Piedmont Natural Gas Company, Inc. held its 2014 annual meeting of shareholders (the “Annual Meeting”). The proposals voted upon at the Annual Meeting, as well as the voting results for each proposal, including the numbers of votes cast for, against or withheld, and the number of abstentions and broker non-votes, are set forth below.

Proposal 1: Election of Board of Directors’ four nominees as Class I directors with terms expiring in 2017. All nominees were elected by the shareholders.

Nominees	Votes For (% of votes cast)	Votes Withheld	Broker Non-Votes
Mr. Malcolm E. Everett III	46,505,197 (98%)	923,428	19,981,760
Mr. Frank B. Holding, Jr.	46,548,642 (98%)	879,983	19,981,760
Ms. Minor M. Shaw	46,598,841 (98%)	829,784	19,981,760
Mr. Michael C. Tarwater	46,804,965 (99%)	623,660	19,981,760

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2014. The shareholders approved this proposal.

Votes For (% of votes cast)	Votes Against	Abstentions	Broker Non-Votes

66,600,291 (99%)	479,080	331,014	0

Proposal 3: Advisory vote to approve named executive officer compensation. The shareholders approved this proposal on an advisory basis.

Votes For (% of votes cast)	Votes Against	Abstentions	Broker Non-Votes

44,881,736 (96%)	1,780,591	766,298	19,981,760

Proposal 4: Approval of amendments to the Company’s Restated Articles of Incorporation to reduce supermajority voting thresholds. The shareholders did not approve this proposal.

Votes For (% of outstanding shares)	Votes Against	Abstentions	Broker Non-Votes

45,995,426 (59%)	935,114	498,085	19,981,760

Proposal 5: Approval of amendments to the Company’s Amended and Restated Bylaws to reduce supermajority voting thresholds. The shareholders did not approve this proposal.

Votes For (% of outstanding shares)	Votes Against	Abstentions	Broker Non-Votes

46,035,927 (59%)	888,893	503,805	19,981,760

Proposal 6: Approval of amendments to the Company’s Restated Articles of Incorporation eliminating the classified structure of the Board of Directors. The shareholders did not approve this proposal.

Votes For (% of outstanding shares)	Votes Against	Abstentions	Broker Non-Votes

45,846,428 (59%)	1,087,593	494,604	19,981,760

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

March 11, 2014	By:	Judy Z. Mayo

Name: Judy Z. Mayo
Title: Vice President, Corporate Secretary and Deputy General Counsel